Exhibit 10.8

AMENDED AND RESTATED

PATENT AND TRADEMARK SECURITY AGREEMENT

This AMENDED AND RESTATED PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of September 5, 2007, is entered into between Arius Two, Inc., a Delaware corporation (“Grantor”), which has a mailing address at 2501 Aerial Center Parkway, Suite 205, Morrisville, North Carolina 25760, and QLT USA, Inc., a Delaware corporation (“Lender”), having its principal executive office at 2579 Midpoint Drive, Fort Collins, Colorado 80525.

RECITALS

A. The Grantor, as borrower, and the Lender have entered into that certain Intellectual Property Assignment Agreement (the “Transfer Agreement”), and Secured Promissory Note dated as of August 2, 2006 (the “Note”) (all capitalized terms used in this Agreement and not otherwise defined herein having the meanings assigned to them in the Transfer Agreement);

B. Grantor is the owner of certain intellectual property, identified below, in which Grantor previously granted a security interest to Lender under that certain Patent and Trademark Security Agreement dated August 2, 2006 (the “Original Agreement”);

C. The parties wish to amend and restate such agreement.

NOW THEREFORE, the parties hereto mutually agree as follows:

0. AMENDMENT AND RESTATEMENT. The parties hereby agree that the Original Agreement is hereby amended and restated in its entirety as described herein.

1. GRANT OF SECURITY INTEREST.

To secure the complete and timely payment and performance of all Obligations (as defined in the Amended and Restated Security Agreement, dated as of September 5, 2007, between the Grantor and the Lender concerning certain assets outside the United States, Canada, and Mexico (the “Security Agreement”)), and without limiting any other security interest Grantor has granted to Lender, Grantor hereby grants, assigns, and conveys to Lender a security interest in Grantor’s entire right, title, and interest, whether now owned or hereafter acquired, in and to the following (the “Collateral”):

(i) All of Grantor’s right to the Ex-US BEMA Marks and trademark registrations related thereto, including but not limited to those listed on Exhibit A, as the same may be updated hereafter from time to time, but excluding the foregoing to the extent concerning Mexico or Canada, and all trademark rights with respect thereto throughout every country in the world other than the United States and its territories and possessions (including the Commonwealth of Puerto Rico), Mexico, and Canada (the

“Ex-North American Territory”), including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights; and

(ii) All of Grantor’s right, title, and interest, in and to Ex-US BEMA Patent Rights, including but not limited to those listed on Exhibit B, as the same may be updated hereafter from time to time, but excluding the foregoing to the extent concerning any country outside the Ex-North American Territory, and all patent rights with respect thereto throughout the Ex-North American Territory, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights

(iii) the entire goodwill of or associated with the businesses now or hereafter conducted by Grantor connected with and symbolized by any of the aforementioned properties and assets;

(iv) all commercial tort claims associated with or arising out of any of the aforementioned properties and assets;

(v) all accounts, all intangible intellectual or other similar property and other general intangibles associated with or arising out of any of the aforementioned properties and assets and not otherwise described above, including all license payments and payments under insurance (whether or not the Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral; and

(vi) All products, proceeds and supporting obligations of or with respect to any and all of the foregoing Collateral.

(vii) Notwithstanding to the contrary in this Agreement or the Security Agreement, the Collateral shall exclude any and all of the foregoing to the extent concerning, or related to, the United States and its territories and possessions (including the Commonwealth of Puerto Rico), Mexico, or Canada.

2. AFTER-ACQUIRED PATENT OR TRADEMARK RIGHTS.

If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, in each case in the Ex-North American Territory and in connection with, derived from, or arising out of, the Ex-US BEMA Technology, the Ex-US BEMA Marks or the Ex-US Products in the Ex-North American Territory (and not any of the foregoing to the extent concerning or related to any country outside the Ex-North American Territory), the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Lender with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Without limiting Grantor’s obligation under this Section 2, Grantor authorizes Lender to modify this Agreement by amending Exhibits A or B to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Exhibits A or B shall in any way affect, invalidate or detract from Lender’s continuing security interest in all Collateral, whether or not listed on Exhibit A or B.

3. GENERAL PROVISIONS.

3.1 Rights Under Security Agreement. This Agreement has been granted in conjunction with the security interest granted to Lender under the Security Agreement. The rights and remedies of Lender with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

3.2 Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any of its rights or obligations hereunder, without the prior written consent of Lender, except as specifically permitted by the Note or the Security Agreement.

3.3 Amendment; No Conflict. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 2 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Security Agreement, the provision giving Lender greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Lender under the Security Agreement.

3.4 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (as permitted by Section 5-1401 of the New York General Obligations Law), without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than New York.

3.5 Waiver of Jury Trial. THE GRANTOR AND, BY ITS ACCEPTANCE HEREOF, THE LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT.

3. TERMINATION. Upon payment and performance in full of all Obligations (as defined in that certain Security Agreement between the parties of even date herewith), the security interest created under this Agreement shall terminate and Lender shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all security interests given by Grantor to Lender hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

QLT USA, INC.		ARIUS TWO, INC.

By:	/s/ Michael R. Duncan, President	By:	/s/ Mark Sirgo
Name:	Michael R. Duncan		Mark Sirgo, Chief Executive Officer
Title:	President

Exhibit A

BEMA

BEMA in all jurisdictions other than the United States (and its territories and possessions, including but not limited to the Commonwealth of Puerto Rico), Canada, and Mexico, and including but not limited to the following:

COUNTRY	APPLICATION NO./ FILING DATE	REGISTRATION NO./ REGISTRATION DATE	EXPIRATION/ RENEWAL DATE
Australia	1028272 November 4, 2004	1028272 April 11, 2005	November 4, 2014 November 4, 2014

European Community (CTM)	004097416 November 4, 2004	Pending

Japan	2004-107883 November 25, 2004	Pending

1

Exhibit B

PATENTS AND PATENT APPLICATIONS

App. No./ Patent No.	Filing Date/ Issue Date	Country	Title	Status	Attorney Docket No.
9747574 729516B	16-Oct-1997 17-May-2001	Australia	Pharmaceutical Carrier Device Suitable For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Granted	092AU

200138924B2 769500	16-Oct-1997 13-May-2004	Australia	Same As Above	Granted	092AUDV

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Belgium	Same As Above	Granted	092BE

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Switzerland	Same As Above	Granted	092CH

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Germany	Same As Above	Granted	092DE

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Denmark	Same As Above	Granted	092DK

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	European Patent Convention	Same As Above	Granted	092EP

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Spain	Same As Above	Granted	092ES

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	France	Same As Above	Granted	092FR

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	United Kingdom	Same As Above	Granted	092GB

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Greece	Same As Above	Granted	092GR

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Ireland	Same As Above	Granted	092IE

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Italy	Same As Above	Granted	092IT

10-519467	16-Oct-1997	Japan	Same As Above	Pending	092JP

2005182632	16-Oct-1997	Japan	Same As Above	Pending	092JPDV

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Netherlands	Same As Above	Granted	092NL

97 91 0117.7 973497	16-Oct-1997 11-Dec-2002	Sweden	Same As Above	Granted	092SE

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Austria	Same As Above	Granted	092PC2AT

9939678 746339B	29-Apr-1999 01-Aug-2002	Australia	Same As Above	Granted	092PC2AU

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Belgium	Same As Above	Granted	092PC2BE

App. No./ Patent No.	Filing Date/ Issue Date	Country	Title	Status	Attorney Docket No.
99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Switzerland	Same As Above	Granted	092PC2CH

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Germany	Same As Above	Granted	092PC2DE

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Denmark	Same As Above	Granted	092PC2DK

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	European Patent Convention	Same As Above	Granted	092PC2EP

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Spain	Same As Above	Granted	092PC2ES

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Finland	Same As Above	Granted	092PC2FI

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	France	Same As Above	Granted	092PC2FR

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	United Kingdom	Same As Above	Granted	092PC2GB

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Greece	Same As Above	Granted	092PC2GR

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Ireland	Same As Above	Granted	092PC2IE

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Italy	Same As Above	Granted	092PC2IT

2000-545511	29-Apr-1999	Japan	Same As Above	Published	092PC2JP

2005233505	29-Apr-1999	Japan	Same As Above	Published	092PC2JPDV

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Luxembourg	Same As Above	Granted	092PC2LU

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Netherlands	Same As Above	Granted	092PC2NL

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Portugal	Same As Above	Granted	092PC2PT

99 92 2753.1 1079813	29-Apr-1999 09-Feb-2005	Sweden	Same As Above	Granted	092PC2SE

200426264974	20-Feb-2006	Australia	Adhesive Bioerodible Transmucosal Drug Delivery System	Pending	093AU

04 78 1250.8	16-Aug-2004	European Patent Convention	Same As Above	Pending	093EP

6113089.9	29-Nov-2006	Hong Kong	Same As Above	Pending	093HK

2006-523962	16-Aug-2004	Japan	Same As Above	Pending	093JP